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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (No. 333-82496, No. 333-91225, No. 333-91235 and No.
333-17105) and Forms S-8 (No. 33-82410 and No. 333-91259) of our report dated
February 6, 2002, relating to the financial statements of SpatiaLight, Inc., which appear in this Form 10-KSB.


                                       BDO Seidman, LLP

San Francisco, California
March 21, 2002





















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